Exhibit 99.7

APSI + Traditions
Consolidated P&L Fiscal Year End
Thursday, March 31, 2022

Revenues	Tradition Group Consolidated	APSI	Total Consolidated
Total Revenue	97,224,872.00	-	97,224,872.00
Cost of Revenue	83,995,949.78	-	83,995,949.78
Gross Profit	13,228,922.22	-	13,228,922.22
	-	-
Operating Expenses	-	-
Research and Development	-	-
Sales, General and Admin	800,706.04	(38,000.00)	762,706.04
Professional Fees	366,964.24	43,304.00	410,268.24
Rent	2,621,152.96	6,000.00	2,627,152.96
Non-Recurring Items	6,908,966.91	-	6,908,966.91
Other	398,267.27	19,000.00	417,267.27
Total Expenses	11,096,057.42	30,304.00	11,126,361.42
Operating Income	2,132,864.80	(30,304.00)	2,102,560.80
	-	-
Income from Continuing Operations	-	-
Additional Income / Expense Items	(1,114,431.73)	-	(1,114,431.73)
Earnings Before Interest and Taxes	1,018,433.07	(104,304.00)	988,129.07
Write off of Assets	195,511.18	-	195,511.18
Interest Expense	(785,111.24)	(23,223.00)	(808,334.24)
Write of Loan Receivable	-	-	-
Depreciation	(2,853,985.77)	-	(2,853,985.77)
Tradecycle Capital Fees	(53,437.95)	-	(53,437.95)
Earnings Before Tax	(2,478,590.71)	173,000.00	(2,532,117.71)
Income Tax	-	-	-
Minority Interest	-	-	-
Equity Earnings	-	-	-
Net Income Cont. Operations	(2,478,590.71)	112,473.00	(2,532,117.71)
	-	-
Non-Recurring Events	-	-
Discontinued Operations	-	-	-
Extraordinary Operations	-	-	-
Effect of Accounting Changes	(279,558.31)	-	(279,558.31)
Net Income	(2,758,149.02)	112,473.00	(2,811,676.02)

1

APSI + Traditions
Consolidated P&L Three Months Ending
Thursday, June 30, 2022

Revenues	Tradition Group Consolidated	APSI	Total Consolidated
Total Revenue	14,327,440.01	-	14,327,440.01
Cost of Revenue	24,870,336.30	-	24,870,336.30
Gross Profit	(10,542,896.29)	-	(10,542,896.29)

Operating Expenses
Research and Development
Sales, General and Admin	89,473.42	6,000.00	95,473.42
Professional Fees	137,097.87	-	137,097.87
Rent	-	-	-
Non-Recurring Items	3,772,561.18	-	3,772,561.18
Other	310,953.12	35,000.00	345,953.12
Total Expenses	4,310,085.59	41,000.00	4,351,085.59
Operating Income	(14,852,981.88)	(41,000.00)	(14,893,981.88)

Income from Continuing Operations
Additional Income / Expense Items	(32,438.65)	-	(32,438.65)
Earnings Before Interest and Taxes	(14,885,420.53)	(41,000.00)	(14,926,420.53)
Write off of Assets	8,759.27	-	8,759.27
Interest Expense	-	-	-
Write of Loan Receivable	-	-	-
Depreciation	(1,439,071.56)	-	(1,439,071.56)
Tradecycle Capital Fees	(106,278.18)	-	(106,278.18)
Earnings Before Tax	(16,422,011.00)	(41,000.00)	(16,463,011.00)
Income Tax	-	-	-
Minority Interest	-	-	-
Equity Earnings	-	-	-
Net Income Cont. Operations	(16,422,011.00)	(41,000.00)	(16,463,011.00)

Non-Recurring Events
Discontinued Operations	-	-	-
Extraordinary Operations	-	-	-
Effect of Accounting Changes	-	-	-
Net Income	(16,422,011.00)	(41,000.00)	(16,463,011.00)

2

APSI + Traditions
Consolidated P&L Six Months Ending
Friday, September 30, 2022

Revenues	Tradition Group Consolidated	APSI	Total Consolidated
Total Revenue	25,586,415.04	-	25,586,415.04
Cost of Revenue	46,572,691.59	-	46,572,691.59
Gross Profit	(20,986,276.55)	-	(20,986,276.55)
	-	-
Operating Expenses	-	-
Research and Development	-	-
Sales, General and Admin	112,886.59	12,000.00	124,886.59
Professional Fees	231,801.20	-	231,801.20
Rent	-	-	-
Non-Recurring Items	8,117,024.70	-	8,117,024.70
Other	644,018.85	48,000.00	692,018.85
Total Expenses	9,105,731.34	60,000.00	9,165,731.34
Operating Income	(30,092,007.89)	(60,000.00)	(30,152,007.89)
	-	-
Income from Continuing Operations	-	-
Additional Income / Expense Items	(210,508.42)	-	(210,508.42)
Earnings Before Interest and Taxes	(30,302,516.31)	(60,000.00)	(30,362,516.31)
Write off of Assets	7,533.17	-	7,533.17
Interest Expense	-	-	-
Write of Loan Receivable	-	-	-
Depreciation	(4,150,814.14)	-	(4,150,814.14)
Tradecycle Capital Fees	(253,979.62)	-	(253,979.62)
Earnings Before Tax	(34,699,776.90)	(76,000.00)	(34,759,776.90)
Income Tax	-	-	-
Minority Interest	-	-	-
Equity Earnings	-	-	-
Net Income Cont. Operations	(34,699,776.90)	(76,000.00)	(34,759,776.90)
	-	-
Non-Recurring Events	-	-
Discontinued Operations	-	-	-
Extraordinary Operations	-	-	-
Effect of Accounting Changes	-	-	-
Net Income	(34,699,776.90)	(76,000.00)	(34,759,776.90)

3